UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2024

Investcorp Credit Management BDC, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-01054	46-2883380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Park Avenue
39th Floor
New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (212) 257-5199

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ICMB	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm

On September 18, 2024, the Board of Directors (the “Board”) of Investcorp Credit Management BDC, Inc. (the “Company”) approved, based on the recommendation of the Company’s Audit Committee (the “Audit Committee”), the dismissal of RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm, effective immediately following the completion of its audit of the Company’s consolidated financial statements as of and for the year ended June 30, 2024 and the issuance of its report.

The audit reports of RSM on the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2024 and 2023 and the subsequent interim period through September 24, 2024, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with RSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of RSM, would have caused RSM to make reference to the subject matter of the disagreements in connection with its audit report, and there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided RSM with a copy of the foregoing disclosures and has requested that RSM furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether RSM agrees with the above statements. A copy of RSM’s letter dated September 24, 2024 is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of new independent registered public accounting firm

Based on the recommendation of the Audit Committee, the Board engaged KPMG LLP (“KPMG”) to serve as the Company’s independent registered public accounting firm, effective immediately upon the dismissal of RSM as the Company’s independent registered public accounting firm.

During the fiscal years ended June 30, 2024 and 2023 and through September 18, 2024, neither the Company nor anyone on its behalf consulted with KPMG regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 18, 2024, the Board approved a change to the Company’s fiscal year end from June 30 to December 31 in accordance with Article VIII of the bylaws of the Company that authorize the Board to change the Company’s fiscal year. The Company will file a transition report on Form 10-K for the transition period from July 1, 2024 to December 31, 2024.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

16.1	Letter furnished by RSM US LLP, dated September 24, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTCORP CREDIT MANAGEMENT BDC, INC.

By:	/s/ Suhail A. Shaikh
Name:	Suhail A. Shaikh
Title:	President and Chief Executive Officer

Date: September 24, 2024